Air Industries Group

# Investor Presentation

*Fall – 2014*



# Air Industries Group

## *Safe Harbor Statement*

*Except for the historical information contained herein, the matters discussed in this presentation contain forward-looking statements. The accuracy of these statements is subject to significant risks and uncertainties. Actual results could differ materially from those contained in the forward-looking statements. See the Company's SEC filings on Forms 10-K and 10-Q for important information about the Company and related risks.*

*EBITDA is used as a supplemental liquidity measure because management finds it useful to understand and evaluate results, excluding the impact of non-cash depreciation and amortization charges, stock based compensation expenses, and nonrecurring expenses and outlays, prior to consideration of the impact of other potential sources and uses of cash, such as working capital items. This calculation may differ in method of calculation from similarly titled measures used by other companies.*

# Air Industries Group

*Transformation from a $ 40 Million manufacturer of flight controls and welding services on Long Island to a Multi Divisional, Multi State, $ 70 + Million manufacturer of:*

*Flight Controls & Landing Gear*
*Aerostructures & Electronic components*
*Jet Turbine products*

| NASSAU TOOL WORKS | decimal INDUSTRIES, INC. | MILLER STUART INC. | PRECISION SHEET METAL ASSEMBLIES | EURPAC CORP. | ECC Electronic Connection Corporation | AMK Technical Services |
|---|---|---|---|---|---|---|
| June 2012 | July 2013 | November 2013 | April 2014 | June 2014 | September 2014 | October 2014 |

## *Two Segments - Commercial & Defense:*

### *Defense Aerospace:*

- Budget Cuts – Sequestration has already occurred.
- Defense Aerospace remains a $ 120B a year business.
- Foreign Military exports - $50+B trade surplus
- Focus on *aircraft platforms* – not budgets.

### *Commercial Aerospace*:

- 35,280 new airplanes – more than $4T – over the next 20 years
- Next generation jet engines are *game changers*
- AIRI's largest contract win in 2013, the largest ever for a single product, was commercial – engine product

# *Defense Aerospace: Sequestration & Oportunity*

*Sequestration Response:*

- **Major customers - Prime Contractors - merged to reduce costs by outsourcing & risk sharing**
- **Buying more from fewer, and larger, more capable suppliers.**
- **Buying more complete *ready-to-install* product.**
- **Spreading development risk down the supply chain.**

*Opportunity:*

- **Smaller suppliers are at a *Tipping Point*, and need to become bigger and more capable or…grow or close or sell.**
- **Acquisition Purchase Multiples.**
  - *Businesses with less than $5MM in Ebitda are not prime targets of Private Equity firms, cannot afford to hire an Investment Banker to run an auction process.*
  - *Fewer buyers, less competition …lower sale multiples.*

# Air Industries Group
## *An Attractive Investment*

- ***Air Industries Group is an Aerospace & Defense Manufacturing Company well positioned in a growth industry:***
  - Blue Chip customers , long-term contracts, on long-lived aircraft programs
  - $75mm, 18-Month Firm Backlog
  - Positioned for growth through increased penetration of the commercial aerospace market
- ***Aggressively executing a thoughtful acquisition strategy:***
  - Profiting from inefficiencies in the M&A market for smaller companies
  - Expertly selected by experienced management
  - Managed by an experienced M&A team including Michael Taglich

| 2009 Revenue | 2010 Revenue | 2011 Revenue | 2012 Revenue | 2013 Revenue | 2014 P– Pro-forma |
|---|---|---|---|---|---|
| $48.5 M | $48.60M | $54.75 M | $64.22M | $62.83M | $70M-$80 M |
| Ebitda $4.7M | Ebitda $5.2M | Ebitda $6.6M | Ebitda $8.7M | Ebitda $8.0M | Ebitda $10M+ |

# *Air Industries Group*
## *Highlights: 2009 to 2014*

- **Revenue Growth: $ 40+ M in 2009 to nearly $ 70M** *(pro-forma for acquisitions)* **of 2013 & 2014:**
- **Balance Sheet: $ 30M in Stockholders Equity**
- **NYSE Listed - June 2013.**
- **Dividend increased to $ .60 per share in Q4 – 2013**
- **Completed 7 acquisitions since June 2012.**
- **Strong pipeline of acquisition opportunities:**
  - *Jet - Land Turbine component manufacturer (number 2) in Connecticut*
  - *Local Long Island competitor on F-35 program*
  - *Aerospace manufacturer with engineered proprietary product located in the South East. Low cost environment.*
  - *Connecticut based manufacturer of jet engine wiring harnesses and electronics.*
  - *Southwest manufacturer of sheet metal aerostructures.*

# Air Industries Group
## Corporate Structure

**Air Industries Group**

**CORPORATE STAFF - SHARED SERVICES**

ADMINISTRATION | CORPORATE DEVELOPMENT | ENGINEERING

**OPERATING SUBSIDIARIES**

### COMPLEX MACHINING SECTOR

Air Industries Machining Corp. — NTW

- Landing Gear
- Flight Control Assemblies
- Aircraft Axles
- Large Machined & Turned Parts



### AEROSTRUCTURES SECTOR

EURPAC CORP.

- Welded, Structural, Precision Sheet Metal, Cable, & Machined Assemblies
- Tubular Assemblies
- Dip Brazed Assemblies
- Relay Boxes



### AIRCRAFT ENGINE SECTOR

AMK Technical Services

- Electron Beam Welding,
- Automatic Welding,
- Chamber Welding, Vacuum Treatment, NDT Capabilities.
- Machining & Assembly



# Air Industries Group

## *Blue Chip Customers & Surviving Platforms*

UTC Aerospace Systems
Sikorsky — A United Technologies Company
BOEING
GKN 1759-2009
Raytheon
GE Aviation
LOCKHEED MARTIN
NORTHROP GRUMMAN
Helicopter Support Inc. — A Sikorsky Aerospace Services Company
AAG — Associated Aircraft Group
U.S. AIR FORCE



UH-60 Black Hawk
E-2D Hawkeye
C-17 Globemaster
S61
F-35 JSF
F-18 Hornet
EA-6B Prowler
777
787
CH-53
HH-60 Jayhawk
CH-47
A380 Navigator
C2A
F-16 Prowler



2013 Sales By Customer
27.8%
18.3%
3.6%
2.9%
4.6%
6.3%
7.3%
29.2%
Sikorsky
UTC Aerospace Systems
Boeing
Helicopter Support
Helicopter Tech
Northrop Grumman
US Navy/US Airforce
Other



2013 Sales By Platform
38.0%
12.9%
4.8%
5.4%
12.3%
4.4%
4.0%
18.2%
S-70
F-18
F-16
F-35
E-2C/E-2D
CH-47
C-17
Other

***Air Industries has earned the loyalty of military and commercial customers, and a well diversified blue chip revenue base….***

# Air Industries Group
## *Major Assemblies & Sub-Assemblies Gallery*

| E-2D Hawkeye *Landing Gear* | E-2D Hawkeye *Arresting Gear* | E-2D Main *Equipment Oil Tank* | BlackHawk *Mixer Assembly* | Pylon Cables & *Wire Harnesses* |
|---|---|---|---|---|
|  |  |  |  |  |
| **F-18** *Nose Landing Gear* | **F-35 Landing Gear** *Drag Strut* | **BlackHawk** *Inlet* | **BlackHawk** *Long & Short Beams* | **F-16** *Main Landing Gear* |
|  |  |  |  |  |

# Air Industries Group

## *Six facilities Plants in Two States - 260,000 Sq. Ft:*










# Air Industries Group

## *Internal Organic Growth Opportunities*

### *Platforms are more important than budgets…*

**E-2D Advanced Hawkeye**



- Primary airspace control over Carrier Battle Groups

**F-35 Joint Strike Fighter**



- Only replacement for Carter era F-16, F-15 and F-18 fighters
- International consortium supports production

**BlackHawk**



- Primary Helo used by US Army, with installed base of 3,000 aircraft
- National Guard – to be upgraded to Black Hawk from 1960's Huey's'

**F-18 Hornet**



- Supports the Aftermarket both Domestic & Foreign
- Installed base of 1,100 aircraft
- 40% Foreign air forces

**F-16 Falcon**



- Supports the Aftermarket both Domestic & Foreign
- Installed base of 3,500 aircraft
- 60% Foreign air forces

# Air Industries Group

## *Long Term Organic Growth Opportunities*

- ***F-35 Joint Strike Fighter Program***
  - Revenue increase estimated at $10 M in 2017, and then $15M by 2019;
  - 2,363 Aircraft projected; only replacement for existing fighters
  - 11 International customers committed – UK, Turkey, Italy, Netherlands, Canada, Australia, Norway, Denmark, South Korea, Israel and Japan.



- ***E-2D Hawkeye In-Flight Refueling System awarded April 2014***:
  - 75 US Navy Aircraft and Approximately 45 Foreign;
  - Projected production revenues of $30M over life of program



- ***CH-53K Air Industries Proprietary Engine Exhaust Ducts***:
  - Projected production revenues at $32M over life of program;
  - Aftermarket opportunities.



- ***Geared Turbo Fan Engine Thrust Struts:***
  - Initial Contract awarded in 2013 for $39M over 5 years
  - Potential for Airbus 320 Neo could triple program;
  - Significant Commercial Aerospace contract.



# Air Industries Group
## *Current Results*

***Twelve Months December 2013:***

**Sales** - $ 62.8M: *Slight decline from 2012*

***Sales at Air Machining and Welding Metallurgy negatively affected by the Sequester defense cuts during 2013***

**Ebitda** - $ 8M:

***Sequester cuts estimated to have reduced Ebitda by $ 1MM to $ 2MM***

***Three Months September 2014:***

**Sales** - $ 15.1M: *5% decrease from 2013*

**Ebitda** - $ 1.9M:

***Nine Months September 2014:***

**Sales** - $ 44M: *2% decrease from 2013*

**Ebitda** - $ 4.8M:

***Our strategy is not unique, and not new. It has been done before:***

- ***DRS, Triumph, Transdigm, PCC, Curtis Wright and others.***

- Decades long, deeply embedded relationships with Prime and Tier 1 customers.
- Significant product content on long-lived and growing aircraft platforms.
- Accelerating contract wins – particularly in commercial aviation.
- Strong balance sheet.
- Successful track record of accretive acquisitions
- Quarterly dividend of $0.15 per share.

# Air Industries Group
## *Management & Board*

***Management:***

***Michael Taglich***

*Chairman of the Board*

Chairman and Co-Founder of Taglich Brothers, an Investment Banking Firm focusing solely on Micro-Cap companies. Very successful track record of promoting the growth of portfolio companies and supporting their transition to the public markets.

***Peter Rettaliata***

*Group Chief Executive Officer.*

Over 40 years of experience at very high executive levels. Senior executive at Grumman, and member of the Northrop – Grumman transition team. Former executive of AIA.

***Key Independent Directors***

***Michael Brand*** – *Former CEO of Goodrich Landing Gear*

***David Buonanno*** – *Former Director of Sikorsky Procurement & Supply Chain Management*